CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND
CORNERCAP SMALL-CAP VALUE FUND
CORNERCAP LARGE/MID-CAP VALUE FUND

Supplement to Prospectus and Statement of Additional Information
Dated April 1, 2015

This Supplement to the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) dated July 29, 2014 for the CornerCap Balanced Fund, CornerCap Small- Cap Value Fund and CornerCap Large/Mid-Cap Value Fund (each a “Fund,” collectively, the “Funds”), each a series of CornerCap Group of Funds, updates the Prospectus and SAI to include revised information as described below. Please keep this supplement for future reference.

Appointment of a New Fund Accountant and Administrator

Effective on or about April 1, 2015, Atlantic Fund Administration, LLC (“Atlantic FA”) will be appointed and thereafter serve as Administrator and Fund Accountant to the Funds. Effective on or about April 1, 2015, all references in the Prospectus and SAI to the “Fund Accountant” and the “Administrator” shall refer thereafter to Atlantic FA.

Appointment of a New Transfer Agent

Effective on or about April 13, 2015, Atlantic Shareholder Services, LLC (“Atlantic TA”) will be appointed and thereafter serve as Transfer Agent to the Funds. Effective on or about April 13, 2015, all references in the Prospectus and SAI to the “Transfer Agent” shall refer thereafter to Atlantic TA. In addition, effective on or about April 13, 2015, all references to the address of the Transfer Agent shall be replaced with “PO Box 588, Portland, ME 04112”.

Appointment of a New Distributor

Effective on or about April 13, 2015, Foreside Fund Services, LLC (“Foreside”) will be appointed and thereafter serve as Distributor to the Funds. Effective on or about April 13, 2015, all references in the Prospectus and SAI to the “Distributor” shall refer thereafter to Foreside. In addition, effective on or about April 13, 2015, all references to the address of the Distributor shall be replaced with “Three Canal Plaza, Suite 100, Portland, Maine 04101”.

Prospectus

Effective as of April 13, 2015, the section entitled “Distribution of Fund Shares” on page 19 of the Prospectus is deleted in its entirety and replaced with the following:

The Funds Distributor, Foreside Fund Services, LLC (the “Distributor”), markets the Shares described in this prospectus to institutions or individuals, directly from a Fund or through investment professionals. Under the Distributor’s Agreement with the Funds, the Distributor offers shares on a continuous, best-efforts basis.

Statement of Additional Information

Effective as of April 1, 2015, the section entitled “Administrator, Transfer Agent and Accounting Services Agent” on pages 16-17 of the SAI is deleted in its entirety and replaced with the following:

Administrator, Fund Accountant and Transfer Agent Services. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”), located at Three Canal Plaza, Portland, Maine 04101, and its subsidiaries provide administration and fund accounting services to the Funds. Until close of business April 10, 2015, pursuant to a Transfer Agency and Services Agreement with ALPS Fund Services, Inc. (“ALPS”), ALPS provides transfer agency services to the Funds. ALPS principal offices are at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Under the Transfer Agency and Services Agreement, ALPS has agreed, among other things, to: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee per Fund and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Under the Transfer Agent Interactive Client Services Agreement, ALPS provides the Funds with the use of ALPS interactive client services (“ICS”) to provide the Funds’ shareholders with access to shareholder account information and real-time transaction processing capabilities in accordance with the terms of the ICS Agreement.

Pursuant to the Services Agreements between the Funds and the Adviser, the Adviser pays all of the fees under the Funds’ and the Advisers’ agreements with ALPS.

Effective April 13, 2015, Atlantic Shareholder Services, LLC (“Atlantic TA”), with principal offices at Three Canal Plaza, Portland, Maine 04101, provides transfer agency services to the Funds. Atlantic and Atlantic TA are subsidiaries of Forum Holdings Corp I. John Y. Keffer is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Fund pays Atlantic and Atlantic TA a bundled fee for administration, fund accounting and transfer agency services. The Fund also pays Atlantic TA certain surcharges and shareholder account fees. The fee is accrued daily by the Funds and are paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 90 days' written notice to the other party. The Services Agreement is also terminable for cause by the non- breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01, and in addition, limits the amount of any loss for which Atlantic would be liable.

As Administrator, Atlantic administers the Funds’ operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Funds’ tax returns, the preparation of financial statements and related reports to the Funds’ shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities; (5) assisting the Adviser in monitoring Funds holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic Shareholder Services, LLC (the “Atlantic TA”) serves as transfer agent and distribution paying agent for the Funds, effective April 13, 2015. Atlantic is registered as a transfer agent with the SEC. Atlantic TA maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund Accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of each Fund class.

Effective as of April 13, 2015, the section entitled “Distributor” on page 17 of the SAI is deleted in its entirety and replaced with the following:

Distribution Services. Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

Under a Distribution Agreement with the Trust dated April 13, 2015, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.